SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 7, 2002


                               Cross Country, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



Delaware                          0-33169                             13-4066229
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(State or Other               (Commission                       (I.R.S. Employer
Jurisdiction of               File Number)                        Identification
incorporation)                                                              No.)




       6551 Park of Commerce Blvd., N.W., Suite 200, Boca Raton, FL 33487
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               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 998-2232
              (Registrant's Telephone Number, Including Area Code)
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                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 5.   Other Events and Regulation FD Disclosure.

          Incorporated by reference is a press release issued by the Company on May 7, 2002, which is attached hereto as Exhibit 1.1.



ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit   Description
-------   -----------

1.1       Press release issued by the Company on May 7, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CROSS COUNTRY, INC.



                                     BY:  /s/ Emil Hensel
                                          ------------------------------
                                          Name: Emil Hensel
                                          Title: Chief Financial Officer


Date:  May 8, 2002


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Exhibit 1.1


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